UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 12, 2008

THE RIDGEWOOD POWER GROWTH FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25935	22-3495594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 12, 2008, Ridgewood Near East Holdings LLC and its wholly-owned subsidiary, RW Egyptian Holdings, LLC, each of which is a Delaware limited liability company (together, the “Sellers”), entered into a Purchase and Sale Agreement, dated June 5, 2008 (the “Sale Agreement”), with Horus Private Equity Fund III, LP, a Cayman Island limited partnership (“Horus”), and Mariridge for Infrastructure Projects, an Egyptian joint stock company (“Mariridge”, and together with Horus, the “Purchasers”), pursuant to which the Sellers will sell to the Purchasers all of Sellers’ interests in Ridgewood Egypt for Infrastructure LLC, an Egyptian limited liability company (“REFI”). Mariridge is owned and controlled by Mr. Zaki Girges (“Girges”), who currently serves as General Manager of REFI. Ridgewood Near East Holdings LLC is owned 68.1% by The Ridgewood Power Growth Fund (“Growth Fund”), 14.1% by Ridgewood Electric Power Trust V (“Trust V”) and 17.8% by Ridgewood/Egypt Fund.

Pursuant to the Sale Agreement, the Sellers are to sell to the Purchasers (the “Sale”) all of the Sellers’ interests in the outstanding shares of REFI and all outstanding loans made to REFI by the Sellers for an aggregate purchase price of $27,500,000 (the “Purchase Price”).

Each of Growth Fund, Trust V and Ridgewood/Egypt Fund (collectively, the “Funds”) is a Delaware trust.  Ridgewood Renewable Power LLC, a New Jersey limited liability company (the “Managing Shareholder”), serves as the managing shareholder for each of the Funds and the Sellers.  The Managing Shareholder is controlled by Robert E. Swanson, who is the manager, chairman, and, together with his family trusts, owns all of the membership interests of the Managing Shareholder.

Closing of the transactions contemplated under the Sale Agreement is subject to customary closing conditions, including approval of the Sale by shareholders of the Funds and approval by the Egyptian General Authority for Investment and Free Zones (“GAFI”) of the minutes of the extraordinary meeting of the general shareholders of REFI approving the transfer of the Sellers’ interests to the Purchasers.

Assuming the closing conditions are met to the satisfaction of the Sellers and the Purchasers, a date will be set for closing, which the Sellers currently anticipate will be prior to August 31, 2008.

Sellers’ representations and warranties contained in the Sale Agreement include limited representations regarding the business and the assets of REFI to be conveyed to the Purchasers and many of the representations and warranties regarding REFI are being made by Girges and Mariridge.  After closing, the Sellers will have no liability (other than for fraud) for any breach of any representation, warranty or covenant made by the Sellers in the Sale Agreement, or any representation or warranty made by Girges and Mariridge in the Sale Agreement.

Sellers and Horus may mutually agree in writing to terminate the Sale Agreement at any time prior to completing the Sale, even if the shareholders of the Funds have approved the transactions contemplated under the Sale Agreement.  Additionally, the Sale Agreement may be terminated by the Sellers or Horus among other reasons if closing does not occur before September 10, 2008.

The Sale constitutes the sale of all the electric power, water purification and desalinization plants of the Funds that are located in Egypt.

No assurance can be given that the Sale will occur, or that if it does occur, that it will occur on or about the date currently anticipated by the parties or on the terms currently contained in the Sale Agreement.

Escrow Arrangement

Concurrent with the Sale Agreement, the Sellers and the Purchasers entered into an Escrow Agreement, dated June 5, 2008, with HSBC Egypt, as escrow agent (the “Escrow Agent”), a copy of which is filed as an exhibit hereto (the “Escrow Agreement”).  Pursuant to the Escrow Agreement, among other things, Horus has deposited into escrow the Purchase Price plus $2,000,000, which represents consideration for certain warranties to be made by Girges and Mariridge, pending closing.

REFI Loan Agreement

Concurrent with the Sale Agreement, Horus entered into a loan agreement, dated June 5, 2008, with REFI pursuant to which Horus has loaned to REFI the sum of $2,000,000 (the “Loan”), at an interest rate of 10% per annum on an unsecured basis, a copy of which is filed herewith (the “REFI Loan Agreement”), for the purpose of financing general corporate operations, including the purchase of equipment, and to provide REFI with working capital.  The Loan is to be repaid by REFI commencing 120 days after the making of the Loan and is payable on a monthly basis over the successive 17 months.  The Loan does not provide for acceleration of the Loan in the event the Sale Agreement is terminated.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Sale Agreement, the Escrow Agreement and the REFI Loan Agreement, each of which is filed as an exhibit to this report and is incorporated by reference herein.

Forward-looking Information

This Current Report on Form 8-K and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Sale and the other transactions contemplated by the Sale Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Sale Agreement to satisfy the conditions to closing specified in the Sale Agreement.

Additional Information and Where to Find It

This report may be deemed to be solicitation material in respect of the sale of assets by the Funds, to the extent that it is ultimately determined that approval of the shareholders of one or both of the public Funds would be required to consummate the transaction.  To the extent so required, the Funds that are reporting companies pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (each a “Reporting Fund” and collectively, the “Reporting Funds”), will file with the Securities and Exchange Commission (the “SEC”) a definitive consent statement to be used by the Reporting Funds to solicit the approval of their respective shareholders for the Sale. You are urged to read the consent statement regarding the Sale, if and when it becomes available, and any other relevant documents filed by the Reporting Funds with the SEC, as well as any amendments or supplements to any such consent statement, because they will contain important information. You can obtain free copies of any such materials (including any consent statement) filed by the Reporting Funds with the SEC, as well as other filings containing information about each of the Reporting Funds at the SEC’s Internet Site (http://www.sec.gov). Each Reporting Fund will also provide copies of any such consent statement and other information filed with the SEC by such Reporting Fund to any shareholder of the Reporting Fund, at the actual cost of reproduction, upon written request to Daniel V. Gulino, Esq., General Counsel, or via telephone at (201) 447-9000.

Participants in Solicitation

The Funds and their executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies or consents from the Funds’ shareholders with respect to the sale of assets by the Funds.  Information regarding the officers and directors of the Reporting Funds, including direct or indirect interests in the Sale, by securities holdings or otherwise, will be set forth in a definitive consent statement(s) that will be filed by the Reporting Funds with the SEC if and to the extent so required.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Title

2.1
Sale and Purchase Agreement, dated June 5, 2008, by and among Ridgewood Near East Holdings LLC, RW Egyptian Holdings, LLC, Horus Private Equity Fund III, LP, Mariridge for Infrastructure Projects, Zaki Girges and Ridgewood Egypt for Infrastructure LLC.

2.2
Escrow Agreement, dated June 5, 2008, by and among Ridgewood Near East Holdings LLC, RW Egyptian Holdings, LLC, Horus Private Equity Fund III, LP, Mariridge for Infrastructure Projects, Zaki Girges, Ridgewood Egypt for Infrastructure LLC and HSBC Egypt.

	10.1	Loan Agreement, dated June 5, 2008, by and between Horus Private Equity Fund III, LP, as lender, and Ridgewood Egypt for Infrastructure LLC, as borrower.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RIDGEWOOD POWER GROWTH FUND

Date: June 13, 2008	By:	/s/ DANIEL V. GULINO
		Name:	Daniel V. Gulino
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Title

2.1
Sale and Purchase Agreement, dated June 5, 2008, by and among Ridgewood Near East Holdings LLC, RW Egyptian Holdings, LLC, Horus Private Equity Fund III, LP, Mariridge for Infrastructure Projects, Zaki Girges and Ridgewood Egypt for Infrastructure LLC.

2.2
Escrow Agreement, dated June 5, 2008, by and among Ridgewood Near East Holdings LLC, RW Egyptian Holdings, LLC, Horus Private Equity Fund III, LP, Mariridge for Infrastructure Projects, Zaki Girges, Ridgewood Egypt for Infrastructure LLC and HSBC Egypt.

10.1	Loan Agreement, dated June 5, 2008, by and between Horus Private Equity Fund III, LP, as lender, and Ridgewood Egypt for Infrastructure LLC, as borrower.